Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities - OnTarget Group Inc [Member] $ in Thousands	Feb. 28, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding cash acquired	$ (832)
Intangible assets	4,908
Goodwill	8,380
Total assets acquired net of acquired cash	$ 12,456